UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 28, 2020

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which re
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing
Mr. David R. Haas, a member of the Board of Directors (the “Board”) of National CineMedia, Inc. (the “Company”), died unexpectedly on March 28, 2020.  The Company is extremely grateful for Mr. Haas’s dedication to the Company and his service since the time of the Company’s initial public offering as an independent director on the Company’s Board.  The Company appreciated his intellect and sage advice and will miss his contributions to the Company. As a result of the death of Mr. Haas, the Company’s Board consists of eight directors, four of whom are “independent directors” as defined in Rule 5605(a)(2), and the Audit Committee consists of only two independent directors.
On March 30, 2020, the Company notified the Nasdaq Stock Market that, as a result of Mr. Haas’s death, (i) the Company is no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board be comprised of independent directors, and (ii) the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2), which requires that the Company have an audit committee comprised of at least three independent directors. On March 31, 2020, in response to the Company’s notice, Nasdaq issued a letter to the Company acknowledging the Company’s noncompliance and confirming that, consistent with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4)(B), the Company can rely on a cure period allowing the Company to regain compliance on or prior to September 24, 2020.
Prior to the end of such cure period and in accordance with the Company’s Second Amended and Restated Certificate of Incorporation, as amended, the Company’s Board intends to fill the vacancy on the Company’s Board created by Mr. Haas’s death with a person who is an “independent director” as defined in Rule 5605(a)(2) of the listing standard of the Nasdaq Stock Market and appoint a third independent director to the Audit Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC

Dated: April 2, 2020	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Executive Vice President, General Counsel,
and Secretary